INVESTOR PRESENTATION 5. 2018 1

FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation other than historical facts may be considered forward-looking statements. Such statements include, in particular, statements about our plans, strategies, and prospects, and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans and objectives. They also include, among other things, statement regarding subjects that are forward-looking by their nature, such as our business and financial strategy, our 2018 guidance (including projected net operating income, cash rents and contractual growth), projected yield and earnings growth compared to peers, our ability to obtain future financing, future acquisitions and dispositions of operating assets, future repurchases of common stock, and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements. We make no representations or warranties (express or implied) about the accuracy of any such forward-looking statements contained in this presentation, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual conditions, our ability to accurately anticipate results expressed in such forward- looking statements, including our ability to generate positive cash flow from operations, make distributions to stockholders, and maintain the value of our real estate properties, may be significantly hindered. See Item 1A in the Company's most recently filed Annual Report on Form 10-K for the year ended December 31, 2017, for a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements. The risk factors described in our Annual Report are not the only ones we face but do represent those risks and uncertainties that we believe are material to us. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also harm our business. For additional information, please reference the supplemental report furnished by the Company as Exhibit 99.1 to the Company’s Form 8-K furnished to the Securities and Exchange Commission op April 26, 2018. The names, logos and related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This presentation includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. Unless otherwise noted, all data herein is as of March 31, 2018. 2

OVERVIEW

Columbia Property Trust

INVESTMENT HIGHLIGHTS

GATEWAY OFFICE PORTFOLIO

- Desirable properties in niche CBD locations
- ~84% of portfolio in NY, SF, & DC[1]

GROWTH

- 2.2M SF of recent leasing, at 39% cash spreads, driving an additional ~$43M of contractual annual cash NOI[2]
- $942M in acquisitions completed during 2017

VALUE

- Meaningful valuation disconnect versus estimated net asset value
- Attractive, well-covered dividend yield

STABILITY

- 97% leased with only 4% expiring through end of 2019
- Investment-grade rating (Baa2 Stable / BBB Stable) and broad access to capital

[1]Based on gross real estate assets as of 3.31.2018; represents 100% of properties owned through unconsolidated joint ventures.
[2]From runoff of lease abatements and signed but not yet commenced leases.

3

PORTFOLIO DESIRABLE BUILDINGS IN PRIME LOCATIONS 333 Market St. 315 Park Ave. S. 229 W. 43rd St. 114 Fifth Ave. 222 E. 41st St. 116 Huntington Ave. San Francisco New York New York New York New York Boston 650 California St. San Francisco 249 W. 17th 218 W. 18th 149 Madison 95 Columbus New York New York New York Jersey City, NJ (Under Redevelopment) 1800 M Street Washington, D.C. 221 Main St. San Francisco 97% LEASED Market Square Washington, D.C. University Circle Palo Alto, CA 80 M Street Washington, D.C. Pasadena Corporate One & Three Glenlake Lindbergh Center Cranberry Woods Park, Los Angeles Atlanta Atlanta Pittsburgh, PA 4

PORTFOLIO KEY MARKETS OVERVIEW NEW YORK SAN FRANCISCO WASHINGTON, D.C. 2.8M total SF 2.0M total SF 1.6M total SF 98% leased1 98% leased 89% leased As of 4.30.2018. Data for properties owned in unconsolidated joint ventures presented at 100%. 1149 Madison is under redevelopment and is not reflected in percent leased. 5

PORTFOLIO A DIFFERENTIATED APPROACH • Modernized buildings with architectural distinction • Strategic locations • Efficient floorplates • Attractive amenities • High quality service to tenants • Targeted capital investments 6

GROWTH LEASING DRIVING GROWTH SF of leases signed on average cash leasing 2018 same-store same-store portfolio spreads during that NOI guidance 2.2M 2016-2018 39% period, excluding NYU 10-12%  650 California 96% leased after  233,000 SF of leases (70% of  Expanded and extended 277,000 SF (57% of building) of building) signed at 315 Park Snapchat for 121,000 SF leases signed since 2016 Avenue South since 2016, with top at 229 W. 43rd floors at record rents for Park Ave. South  80 M Street now 95% leased  One Glenlake 99% leased after  Brought University Circle to 100% (from 66%) after 187,000 SF total 145,000 SF of leases (40% of leased with expansion of Amazon leasing building) since 2016 Web Services; eliminated only substantial near-term roll with 119,000 SF renewal of DLA Piper Total leasing statistics exclude Westinghouse extension at Cranberry Woods 7

GROWTH ATTRACTIVE LEASING OPPORTUNITIES 2018/19 VACANCY TOTAL PROPERTY Roll HIGHLIGHTS • Renovated to maintain MARKET SQUARE1 competitiveness 56,000 20,000 76,000 • Targeting government affairs offices Washington, D.C. with spec suites, plus larger prospects • New lobby, outdoor terrace, and 80 M ST. lounge have helped drive 187,000 SF 15,000 53,000 68,000 of leasing since 2017 Washington, D.C. • Building overlooks Washington Nationals baseball stadium • Coveted South of Market address, 221 MAIN ST. with recent upgrades and amenities 27,000 36,000 63,000 that rival new construction San Francisco • Significant roll-up opportunity on expiring leases UNIVERSITY • Property is 100% leased with highest 1 rents in the portfolio and a diverse CIRCLE 0 45,000 45,000 tenant roster San Francisco • Expiring leases over 15% below market • 96% leased building boasts 650 CALIFORNIA ST. spectacular views and recently 18,000 22,000 40,000 updated lobby & amenities New York • Over 315,000 SF leased at triple digit rent roll-ups since acquisition in 2014 Data as of 4.30.2018. 1Reflects Columbia’s ownership share of joint ventures 8

GROWTH NOI BRIDGE– CASH RENTS Q1 2018 to Stabilized Run Rate ($M)1,2 $300M LOCKED IN! $275M 282 $250M 245 $225M $200M 211 $175M $150M Q1 18 Uncommenced Lease Rent Lease Lease Up Lease Up Potential Future Pro Forma Cash NOI Leases & Escalations Expirations Expired Space Vacant Space Acquisitions 4 Cash NOI Annualized Free Rent 2018 & 2019 3 (Adjusted) Burnoff 1Includes NOI from CXP’s proportional interest in unconsolidated joint ventures. Vacant space lease-up assumes properties below 95% are leased to 95% at management’s estimates of market rate. Lease rollover assumes expiring SF released at management’s estimate of market rate. 2Pro forma for the sale of 222 East 41st St. 3Adjustments: Normalized NOI from the sale of an additional 22.5% interest in 333 Market Street and University Circle on February 1, 2018; removed NOI from 222 East 41st Street; removed non-recurring revenues and expenses. 4Assumes $200M at a 5% cash yield. 9

VALUE

NOI BRIDGE– CASH RENTS

(in thousands, except for per-share data)	Net Operating Income (Cash)	Cap Rate 5.00%	Cap Rate 4.75%	
Q1 2018 Annualized[1,2,3]	$128,000	$2,560,000	$2,695,000	
Acquisition Cost – 4Q'17 Acquisitions		833,000	833,000	
Estimated Disposition Value - Atlanta & Pittsburgh		550,000	600,000	
Debt @ 3.31.18[1]		(1,372,000)	(1,378,000)	
Working Capital (Net) @ 3.31.18		13,000	13,000	
Planned Capital Expenditures		(28,000)	(28,000)	
Net Asset Value – "Q1 Cash Paying"[4]		$2,546,000	$2,735,000	
Net Asset Value – "Q1 Cash Paying" / Share[4]		$21.47	$23.03	A
Contractual – not yet Cash Paying[1,2,5]	$37,000	$740,000	$779,000	
Planned Capital Expenditures		(58,000)	(58,000)	
Incremental Value from Contractual Leases[6]		$682,000	$721,000	
Incremental Value from Contractual Leases / Share[6]		$5.75	$6.08	B
Net Asset Value – "Q1" + "Contractual" / Share		**$27.22**	**$29.11**	C

A+B=C

Additional $8-$12 million of NOI from anticipated near-term leasing[7]

Overall portfolio 10% below market[7]

[1]Pro forma for the sale of 222 East 41st Street. [2]Excludes NOI from Atlanta, Pittsburgh, 249 W. 17th Street, 218 W. 18th Street, and 1800 M Street. [3]Adjustments: Normalized NOI from sale of an additional 22.5% interest in 333 Market St. and University Circle on Feb. 1, 2018; removed non-recurring revenues and expenses. [4]Implied Net Asset Value obtained by capping Q1 annualized cash NOI and layering on debt, working capital, and CapEx adjustments. [5]Includes leases that have not yet commenced or are in abatement. [6]Value derived from capping the anticipated cash NOI from leases that are signed but net yet paying cash rent. [7]Based on management's estimates.

Columbia Property Trust 10

VALUE ATTRACTIVE YIELD & PROJECTED EARNINGS GROWTH DIVIDEND YIELD vs. GATEWAY OFFICE PEERS 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% KRC ESRT DEI BXP PGRE HPP SLG CXP VNO (CONSENSUS ESTIMATES) 50% PROJECTED 2018 AFFO/SHARE GROWTH 40% 30% 20% 10% 0% -10% -20% ESRT BXP VNO HPP DEI KRC SLG PGRE CXP As of 5.24.2018; analyst estimates sourced from Bloomberg and S&P Global Market Intelligence. 11

STABILITY LIMITED NEAR-TERM ROLLOVER 1 LEASE EXPIRATIONS BY YEAR (% OF ALR) 7.9 years 35% average remaining lease term 30% 29% 25% 20% 16% 15% 15% 10% 9% 8% 7% 7% 5% 5% 3% 1% 0% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027+ 1As of 3.31.2018. 12

STABILITY REDEVELOPED PORTFOLIO Modest capital needs moving forward 13

STABILITY STRONG & FLEXIBLE BALANCE SHEET INVESTMENT GRADE DEBT MATURITES RATINGS 400  Mortgage Debt  Bonds Baa2 BBB  Term Loans 4.15% 3.65% Stable / Stable  Line of Credit Ratings 2.70% 300 11% / 89% Secured Unsecured 2.96% 200 5.07% $350 $350 33% 3.07%1 Net Debt to Real-Estate Assets 2.71% $300 $180 Market 100 Square2 $166 $150 $4.2 billion $134 Unencumbered Assets One (92% of total portfolio)3 Glenlake DEBT OUTSTANDING ($M) $22 0 2018 2019 2020 2021 2022 2023 2024 2025 2026 Data as of 3.31.2018, 1 Includes effective rate on variable rate loan swapped to fixed. 2 Reflects 51% of the mortgage note secured by the Market Square Buildings, which Columbia owns through an unconsolidated joint venture. 3 Includes CXP’s interest in unconsolidated joint ventures. 14

APPENDIX FOR MORE INFORMATION Columbia Property Trust INVESTOR RELATIONS 404.465.2227 ir@columbia.reit www.columbia.reit 038-CORPPRES1804 15

APPENDIX DIVERSIFIED BASE OF HIGH QUALITY TENANTS TOP 10 TENANTS1,2 STRONG INDUSTRY DIVERSIFICATION1 Credit Tenant % of ALR Rating 23% 24% AT&T Corporation/AT&T Services BBB+ 6.0% Pershing LLC A 4.9% 3% 3% 10% Twitter BB- 4.2% 5% 5% 8% NYU AA- 4.1% 6% 6% 7% Verizon / Yahoo!3 BB+ 3.9% Business Services Wells Fargo Bank, N.A. AA- 3.9% Depository Institutions Engineering and Management Services Westinghouse Electric Company Not Rated 3.9% Communication Nondepository Institutions Snap Inc. Not Rated 2.6% Health Services Legal Services Newell Brands, Inc. BBB- 2.5% Electric, Gas and Sanitary Services Security and Commodity Brokers DocuSign, Inc. Not Rated 2.5% Real Estate Other Data as of 3.31.18. 1Reflects ALR at CXP’s pro rata share for properties owned through unconsolidated joint ventures. 2Credit rating may reflect the credit rating of the partner or a guarantor. Only the Standard & Poor’s credit rating has been provided. 3 Rating represents Yahoo!; in discussions with Verizon (A-) regarding parent guarantee following recent merger. 16

APPENDIX DRAMATIC CASH LEASING SPREADS1 LEASE ROLLOVER TO ACHIEVE HIGHER RENTS 60% 56% 50% 45% 40% 32% 30% 20% 19% 10% 0% 2015 2016 2017 Q1 2018 1Cash leasing spreads on same-store properties excluding 30-year NYU lease at 222 E. 41st Street and Westinghouse extension at Cranberry Woods. 17

GROWTH RECENT ACQUISITIONS NEW YORK WASHINGTON, D.C. 249 W. 17th Street 218 W. 18th Street 149 Madison Avenue 1800 M Street Midtown South / Chelsea Midtown South / Chelsea Midtown South CBD / Golden Triangle Allocated $339M Allocated $175M Price $88M Price $421M Price Price Total SF 127,000 Total SF 580,000 Total SF 281,000 Total SF 166,000 Top Under redevelopment Top Twitter Top Red Bull, Company 3 Tenants for multi- or single Top Berkeley Research Tenants Room & Board Tenants SY Partners tenant use Tenants Zuckerman Spaeder Ownership 100% Ownership 100% Ownership 100% Ownership 55% 18

APPENDIX FUTURE GROWTH THROUGH REDEVELOPMENT 149 MADISON AVENUE Midtown South, New York Under redevelopment with initial occupancy expected 2019 Total SF 127,000 Year Built 1916 Location NoMAD district of Midtown South # Stories 12 Full-scale renovation underway, including updating/upgrading infrastructure, interior and exterior finishes, and common areas for a modern boutique office feel . 14’+ slab-to-slab ceiling heights and oversized windows throughout . Highly-desirable boutique-sized floorplates (10,400 SF) . Potential for rooftop deck with city skyline views 19

APPENDIX JOINT VENTURE with Allianz Real Estate HIGHLIGHTS . Ability to increase scale in top markets on a leverage- neutral basis . Attractive cost of capital . Current gross asset value of $1.7B . Potential to acquire additional assets in select gateway markets . Allianz increased to 45% interest in University Circle and 333 Market Street in February 2018 Joint Venture Ownership Interest Property CXP Allianz 49.5%* 49.5%* 114 Fifth Avenue, New York 55% 45% University Circle, San Francisco 55% 45% 333 Market Street, San Francisco 55% 45% 1800 M Street, Washington D.C. *L&L Holding Co. LLC holds a 1% ownership interest in 114 Fifth Avenue. 20

APPENDIX EMBEDDED GROWTH FROM SIGNED LEASES1 SF CURRENTLY IN NOT YET TENANT PROPERTY MARKET (000s) ABATEMENT COMMENCED WeWork 80 M Street DC 69 ✔ Cotiviti One Glenlake ATL 66 ✔ WeWork 650 California Street SF 61 ✔ Bustle 315 Park Avenue South NY 17 ✔ Other abated leases 140 ✔ Affirm 650 California Street SF 81 ✔ DLA Piper (renewal) University Circle SF 65 ✔ Gemini Trust Company 315 Park Avenue South NY 51 ✔ PitchBook Data 315 Park Avenue South NY 34 ✔ Other leases not yet commenced 74 ✔ Total Embedded NOI – Cash Rents2 $23M $20M 1As of 3.31.18. SF and NOI for joint ventures are reflected at CXP’s ownership interest. 2 Non-GAAP financial measure. See Appendix. 21

GROWTH NOI BRIDGE– GAAP RENTS Q1 2018 to Stabilized Run Rate ($M)1,2 $300M LOCKED $275M IN! 285 $250M 248 237 $225M $200M $175M $150M Q1 18 Uncommenced Lease Lease Up Lease Up Potential Future Pro Forma GAAP NOI Leases Expirations Expired Space Vacant Space Acquisitions 4 GAAP NOI Annualized 2018 & 2019 3 (Adjusted) 1Includes NOI from CXP’s proportional interest in unconsolidated joint ventures. Vacant space lease-up assumes properties below 95% are leased to 95% at management’s estimates of market rate. Lease rollover assumes expiring SF released at management’s estimate of market rate. 2Pro forma for the sale of 222 East 41st Street. 3Adjustments: Normalized NOI from the sale of an additional 22.5% interest in 333 Market Street and University Circle on February 1, 2018; removed NOI from 222 East 41st Street; removed amortization of basis differences from unconsolidated joint ventures; removed non-recurring revenues and expenses. 4Assumes $200M at a 5% GAAP yield. 22

APPENDIX LEASING CASE STUDIES 222 E. 41ST STREET 650 CALIFORNIA New York San Francisco . Primary tenant Jones Day informed us of . Acquired the property in 2014 at 88% plans to vacate upon lease expiration in Oct. leased and with over 1/3rd of the rent roll 2016 (353,000 SF) set to expire within two years . In 2015, began exploring multi-tenant . Upgraded lobby and amenities and strategies as well as potential full-building embarked on selective spec suite program users . Have since leased or renewed 2/3rds of the . Signed 30-year, 390,000 SF lease with NYU space in the building, which now stands at 96%, and curated a roster of high quality small to midsized tenants with an average remaining lease term of 6.6 years 23

APPENDIX LEASING CASE STUDIES ONE GLENLAKE | Atlanta 80 M STREET | Washington, D.C. . 150,000 SF Oracle downsize created 29% . Rebranded property to attract more creative vacancy tenant base and compete with new . Upgraded common areas and amenities to construction in submarket best-in-submarket . Building now 95% leased after signing . 145,000 SF leasing since 2016 to bring 187,000 SF of leases building to 99% leased 24

APPENDIX LEASING CASE STUDIES UNIVERSITY CIRCLE 315 PARK AVE. SOUTH San Francisco New York . Rebranded formerly law-firm-centric property to . Acquired the property in 2015 with 17 of the attract more diverse tenant base 20 floors either vacant or rolling (with below . Subsequently signed and expanded Amazon market rents) by April 2017 Web Services and other tech tenants, reaching . Program of renovations and amenities have 100% occupancy while raising in-place gross repositioned property as best on Park Ave. rates over 30% (from $68 to $90 PSF) South, and driven 250,000 SF of leasing to . Eliminated only substantial near-term roll with date (15 of 17 floors) including top floors’ 119,000 SF renewal of DLA Piper (mid-2018 leased at record rents for Park Avenue South expiration) at over 60% cash spread 25

APPENDIX EXPERIENCED LEADERSHIP EXECUTIVE AND CORPORATE OPERATIONS NELSON MILLS JIM FLEMING WENDY GILL DOUG MCDONALD President and CEO Executive VP and CFO SVP, Corporate VP, Finance Operations and Chief Accounting Officer NEW SAN WASHINGTON, NATIONAL REAL ESTATE MANAGEMENT YORK FRANCISCO D.C. KEVIN HOOVER AMY TABB LINDA BOLAN DAVID DOWDNEY KELLY LIM MICHAEL SCHMIDT MARK WITSCHORIK SVP, Portfolio SVP, Business SVP, Property SVP, Head of Leasing VP, Asset Management VP, Asset Management VP, Asset Management Management and Development Management and Transactions Sustainability 26

APPENDIX RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Three Months (in thousands) Ended 3/31/18 Annualized Net Cash Provided by Operating Activities $ 14,771 $ 59,084 Straight line rental income 9,698 38,792 Depreciation of real estate assets (20,835) (83,340) Amortization of lease-related costs (7,955) (31,820) Gain from unconsolidated joint venture 1,771 7,084 Gain on sale of unconsolidated joint venture interests 762 3,048 Income distributed from JV (8,573) (34,292) Other non-cash expenses (2,410) (9,640) Net changes in operating assets & liabilities 14,269 57,076 Net Income $ 1,498 $ 5,992 Interest expense (net) 15,892 63,568 Interest income from development authority bonds (1,800) (7,200) Income tax benefit 7 28 Depreciation of real estate assets 20,835 83,340 Amortization of lease-related costs 8,016 32,064 Adjustments from unconsolidated joint venture 15,278 61,112 EBITDA $ 59,726 $ 238,904 Gain on sale of unconsolidated joint venture interests (762) (3,048) EBITDAre $ 58,964 $ 235,856 Asset & property management fee income (1,759) (7,036) General and administrative – corporate 7,794 31,176 General and administrative – unconsolidated joint ventures 731 2,924 Straight line rental income (9,503) (38,012) Net effect of below market amortization (61) (244) Adjustments from unconsolidated joint venture (1,923) (7,692) Net Operating Income (based on cash rents) $ 54,243 $ 216,972 27

APPENDIX RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES (continued from prior page) (in thousands) Three Months Ended 3/31/18 Annualized Net Operating Income (based on cash rents) $ 54,243 $ 216,972 Normalize NOI from the sale of 333 Market Street & University Circle on February 1, 2018 (1,028) (4,112) NOI from 222 East 41st Street 471 1,884 Adjustment for Non-Recurring Revenues / Expenses (968) (3,872) Net Operating Income (based on cash rents) – “Adjusted” $ 52,718 $ 210,872 Uncommenced Leases & Free Rent Burnoff 10,823 43,292 Lease Rent Escalations 1,797 7,188 Lease Expirations 2018 & 2019 (4,074) (16,296) Lease Up Expired Space 4,475 17,900 Lease Up Vacant Space 2,138 8,552 Potential Future Acquisitions 2,500 10,000 Net Operating Income (based on cash rents) – “Pro Forma” $ 70,377 $ 281,508 28

APPENDIX RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Three Months (in thousands) Ended 3/31/18 Annualized Net Income $ 1,498 $ 5,992 Interest expense (net) 15,892 63,568 Interest income from development authority bonds (1,800) (7,200) Income tax benefit 7 28 Depreciation of real estate assets 20,835 83,340 Amortization of lease-related costs 8,016 32,064 Adjustments from unconsolidated joint venture 15,278 61,112 EBITDA $ 59,726 $ 238,904 Gain on sale of unconsolidated joint venture interests (762) (3,048) EBITDAre $ 58,964 $ 235,856 Asset & property management fee income (1,759) (7,036) General and administrative – corporate 7,794 31,176 General and administrative – unconsolidated joint ventures 731 2,924 Adjustments from unconsolidated joint venture 1,129 4,516 Net Operating Income (based on GAAP rents) $ 66,859 $ 267,436 29

APPENDIX RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES (continued from prior page) (in thousands) Three Months Ended 3/31/18 Annualized Net Operating Income (based on GAAP rents) $ 66,859 $ 267,436 Normalize Q4 Acquisition NOI; Remove 263 Shuman (1,333) (5,332) NOI from 222 East 41st Street (3,321) (13,284) Amortization of basis differences from unconsolidated joint ventures (2,064) (8,256) Adjustment for Non-Recurring Revenues / Expenses (967) (3,868) Net Operating Income (based on GAAP rents) – “Adjusted” $ 59,174 $ 236,696 Uncommenced Leases 6,831 27,324 Lease Expirations 2018 & 2019 (4,095) (16,380) Lease Up Expired Space 4,651 18,604 Lease Up Vacant Space 2,202 8,808 Potential Future Acquisitions 2,500 10,000 Net Operating Income (based on GAAP rents) – “Pro Forma” $ 71,263 $ 285,052 30